UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 18, 2007

Center Financial Corporation

(Exact name of Registrant as specified in its charter)

California

(State or Other Jurisdiction of Incorporation)

000-50050	52-2380548
(Commission file number)	(IRS Employer Identification No)

3435 Wilshire Boulevard, Suite 700, Los Angeles, California 90010

(Address of principal executive offices)

(213) 251-2222

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On September 18, 2007, beginning at 5:45 p.m. Eastern Time, the Company hosted an investor conference call on the Company’s website. A copy of the transcript of this conference call is attached as Exhibit 99.1.

The presentation during the conference call included statements intended as “forward-looking statements,” which are subject to the cautionary statement about forward-looking statements set forth therein.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Transcript of conference call held on September 18, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized:

CENTER FINANCIAL CORPORATION

Date: September 20, 2007	By:	/s/ Jae Whan Yoo
Jae Whan Yoo Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Transcript of conference call held on September 18, 2007